iShares Trust
N-SAR Filing dated 7/31/2002
Item 77Q3

Section (a)(i): Not applicable.

Section (a)(ii): There were no significant changes in the iShares Trust's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

     Section (a)(iii): Certifications of the President and Principal Financial Officer of iShares Trust are attached.





I, Garrett F. Bouton, certify that:

     1. I have reviewed this report on Form N-SAR of the following six series of iShares Trust: iShares Goldman Sachs Technology Index Fund; iShares Goldman Sachs Networking Index Fund; iShares Goldman Sachs Semiconductor Index Fund; iShares Goldman Sachs Software Index Fund; iShares Goldman Sachs Natural Resources Index Fund; iShares MSCI EAFE Index Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;



Date: September 27, 2002



/s/ Garrett F. Bouton
Garrett F. Bouton
President
iShares Trust






I, Michael Latham, certify that:

     1. I have reviewed this report on Form N-SAR of the following six series of iShares Trust: iShares Goldman Sachs Technology Index Fund; iShares Goldman Sachs Networking Index Fund; iShares Goldman Sachs Semiconductor Index Fund; iShares Goldman Sachs Software Index Fund; iShares Goldman Sachs Natural Resources Index Fund; iShares MSCI EAFE Index Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;



Date: September 27, 2002



/s/ Michael Latham
Michael Latham
Principal Financial Officer
iShares Trust